EXHIBIT 32.2

Certification Pursuant to Section 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Amendment No. 1 to the annual report on Form 10-K of Care Investment Trust Inc. (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven M. Sherwyn, the Chief Financial Officer of the Company, certify, in my capacity as an officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Steven M. Sherwyn
Steven M. Sherwyn, Chief Financial Officer

Date: June 22, 2012